TENANCY AGREEMENT
                                  LAND OFFICE
                           THE STATE LAND RULES, 1993


        THIS AGREEMENT is made on 27th day of November Two Thousand and Two
(2002) BETWEEN the GOVERNMENT OF THE REPUBLIC OF SINGAPORE c/o the Land Office, 5 Shenton Way, #24-01 Temasek Tower, Singapore 068811 (hereinafter referred to as "the Landlord") of the one part and:-

                         M/s Everbloom Mushroom Pte Ltd
                            9 Seletar West Farmway 5
                                Singapore 798057


(hereinafter referred to as "the Tenant" which expression shall where the context so admits include the Tenant's heirs, executors and administrators) of the other part.

WHEREBY IT IS AGREED as follows:-

Clause 1 - Grant of Rights

1.1 The Landlord hereby lets and the Tenant hereby takes as Tenant ALL THAT land situated at No 9 Seletar West Farmway 5, State Land lot 1410 Mukim 20 in the Republic of Singapore more particularly shown edged red on the plan annexed hereto and comprising an approximate site area of 9,835.60 square metres (hereinafter referred to as the "said premises") TO HOLD the same unto the Tenant in accordance with the terms and conditions herein contained and subject to the provisions of the State Land Rules 1993 for a term of 3 YEAR(S) from the 1st day of January 2003 at a yearly rent of $13,,850.00 (Dollars Thirteen Thousand Eight Hundred and fifty Only) (subject to 5% GST or its prevailing rate therefore) (hereinafter referred to as "the Rent"), such Rent to be paid in advance without demand on or before the first day of every calendar month at the Singapore Land Authority in Singaopore.

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Clause 2 - Terminate & Renewal of Tenancy

2.1 The tenancy may be terminated by either party on 90 days' notice in writing to the other party. Such termination shall be without prejudice to the rights and remedies of the Landlord against the Tenant in respect of any antecedent breach of this Agreement by the Tenant.

Clause 3 - Security Deposit

3.1 The Tenant shall deposit with the Landlord a sum of $13,850.00 equal to one year rent or lodge a Banker's Guarantee for one year rent upon signing of this Agreement as a security deposit for the due performance of the terms and conditions of this Agreement, such cash deposit to be refunded to the Tenant without interest or such guarantee to be discharged or released as the case may be, at the termination of the tenancy subject to forfeiture for breach of any of the conditions or stipulations herein contained.

3.2 The Landlord shall be entitled at any time to deduct from the said deposit such reasonable sum or sums as shall be sufficient to remedy any breach by the Tenant of the said conditions or stipulations herein contained but Provided Always that if the said deposit is insufficient to remedy the breach of the Tenant the Landlord shall be entitled to claim from the Tenant such sum or sums deemed necessary by the Landlord for remedying the Tenant's breach of any of the said conditions or stipulations.

Clause 4 - Interest

4.1 Penalties on late payment
        If the Tenant fails or neglect to pay any rent, service and conservancy charges and any other charges due, to pay an interest at the rate 9% per annum of the outstanding debt calculated from the date such rent falls due (whether formally demanded or not) for payment to the date of actual payment without prejudice to any right of action or remedy for any antecedent breach of covenant by the Tenant.

Clause 5 - Tenant's Covenants

The Tenant hereby covenants with the Landlord to abide by the following:- 5.1 Operation of Business 5.1.1 To pay the said rental on a yearly basis as mentioned in the manner aforesaid.
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5.1.2 To pay the said rental on a yearly basis through the Inter-Bank Giro (IBG)
Scheme as mentioned in the manner aforesaid.

5.1.3 To reimburse the Landlord the amount of any goods and services tax chargeable under the Goods and Services Tax Act (Chapter 117A) for the grant of the tenancy under this Agreement.

5.1.4 To use the said premises only as a MUSHROOM FARMING and not to use the said premises for any other purpose without the prior written consent of the Landlord.

5.1.5 To obtain prior approval from the landlord for any intensified land use (e.g placement of containers, erection of shelter etc.) of said premises.

5.1.6 Subject to Clause 5.1.5 additional rent will be chargeable for the intensification of land use of the said premises. The amount chargeable is dependent on the extent of the intensification.

5.1.7 To obtain and take out in its own name and maintain at its own expense any appropriate license for the use of the said premises from the relevant authorities for the purpose stated in Clause 5.1.4 herein.

5.1.8 To pay all charges for the connection and supply of water, electricity, gas and any water-borne sewerage systems or other miscellaneous charges by the relevant competent authority which are payable in respect of the said premises.

5.1.9 To comply fully with all laws and regulations of the Republic of Singapore and with all reasonable requirements of any Government department or any local authority constituted under any written law for the time being in force.

5.1.10 To produce the Agreement on demand, to the Landlord or any officer authorised by the Landlord.

5.1.11 Subject to Clause (7.4), to commence and complete the proposed renovations, repairs, alterations, additions, structural changes to the said premises as shall be necessary to adapt them for the Land for the use stated in Clause 5.1.4 herein accordance with the plans approved by the relevant authorities.
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5.1.12 To notify the Landlord of any change of shareholders or partners or change of company name or of any form construction whatsoever of the tenants.

5.1.13 To comply with all and additional requirements which the Landlord may stipulate during the Term relating to the prior use of the subject premises.

Clause 6 - Prohibitions

6.1 Not to do or permit to be done upon the said premises anything which in the opinion of the Landlord may be a nuisance or annoyance to or in any way interfere with the quiet and comfort of the occupants of adjoining buildings or any other adjoining occupiers or the neighbourhood and shall not use the same for any illegal or immoral purposes.

6.2 Not to assign, transfer, sublet, license or part with the actual or legal possession or the use of the said premises or any part thereof except by Agreement in writing with the Landlord.

6.3 No permanent building or temporary structures shall be constructed/used or permitted to be constructed/used on the said premises except with the prior written approval of the Landlord and the relevant authorities.

6.4 Not to undertake any addition or alteration works without the prior written approval of the Landlord and the relevant authorities. In the event that the Landlord consents to such addition or alteration works, the Tenant shall engage competent professionals to submit plans, drawings and calculations to the relevant authorities for approval before proceeding with any addition or alteration works.

6.5 Not to keep or permit to be kept on the said premises or any part thereof any materials of a dangerous or explosive nature of the keeping of which may contravene any local laws or regulations or by-laws.

6.6 Not to keep any wild animal or any reptile or bird in or upon the said premises of any part thereof or in the surrounding area of the said premises.
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6.7 Not to permit or use the said premises for any form of gaming, gambling, unlawful meeting or unlawful activity.

6.8 Not to erect, put up, display, affix, paint or otherwise exhibit any signboard, sign lights, embellishments, announcement, placard, poster, advertisement, name, name plates, notices, banners, flags, flagstaff, canvas, awnings, coverings or any other thing whatsoever upon any part of the said land or on the exterior of the said property or on the windows and doors thereof or the interior face of any shop front or window of the said property or in or about any part of the building except such as shall be approved in writing by the Landlord.

6.9 No installation/ erections of any signboard/ advertisement/ skysign to the premises is permitted prior to obtaining written permission from the Building Control Division in addition to the Landlord's approval.

Clause 7 - Maintenance, Repair and Cleanliness

7.1 At the Tenant's expense, to keep the interior and exterior of the said premises, including the roof, drains, sanitary and water apparatus and the Landlord's fixtures and fittings therein and the doors and windows thereto in good and tenantable repair and condition throughout the said term provided that the Tenant shall take all reasonable measures and precautions to ensure that any damage, defect or dilapidation which has been or at any time shall be occasioned by fair wear and tear shall not give rise or cause or contribute to any substantial injury to the said premises.

7.2 To obtain written permission from the relevant authorities prior to felling any trees within the development boundary of the Land and to comply with all their requirements.

7.3 To remove any partitioning, renovations, alterations, additions or structural changes or improvements or other words (herein-under known as "Works") made to the said premises if so required by the Landlord and in such case to restore the said premises in all respects to tenantable state in default of which the Landlord may proceed to carry out such work and all costs and expenses incurred shall be recoverable from the Tenant forthwith.
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7.4 No compensation shall be given to the Tenant upon termination of the tenancy agreement notwithstanding any improvements made by the Tenant during the tenancy.

Clause 8 - Laundry Covenants

8.1 The Landlord hereby covenants with the Tenant as follows:-
        Tenant's Quiet Enjoyment of the Said Premises
Subject to Clause 2.1 hereto, upon the Tenant paying the rent and observing and performing his covenants and obligations under this Agreement, the Tenant shall peaceably hold and enjoy the possession of the said premises during the said term without any disturbance by the Landlord or any person rightfully claiming under or in trust for the Landlord.

Clause 9 - PROVIDED ALAWAYS and it is expressly agreed as follows

9.1 Renovation works
9.1.1 All renovations, repairs, alterations, structural changes carried out to the said premises pursuant to this agreement shall remain the property of the Landlord.

9.2 Non-Compliance
9.2.1 Notwithstanding Clause 1 of this Agreement if the rent herein reserved or any party thereof shall remain unpaid for fourteen (14) days after becoming due (whether formally demanded or not) or if any of the conditions or stipulations herein contained on the Tenant's part to be performed or observed shall not be so performed or observed or if the Tenant or any other person in whom for the time being the tenancy shall be vested shall become bankrupt or enter into any composition with the Tenant's creditors or suffer any distress or execution to be levied on the Tenant's goods or if the Tenant being a company shall go into liquidation whether voluntary (save for the purpose of amalgamation or reconstruction) or compulsory then and in any such cases it shall be lawful for the Landlord at any time thereafter to re-enter upon the said premises or any part thereof in the name of the whole and thereupon the tenancy hereby created shall absolutely determine but without prejudice to any right of action accrued to the Landlord in respect of any antecedent breach of this Agreement by the Tenant.

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9.3 Fitness for Occupation
9.3.1 In case the said premises or any part thereof shall at any time during the continuance of this Agreement be destroyed or damaged by fire, lighting, riot, explosion or any other inevitable cause beyond the Tenant's control so as to be unfit for occupation and use then and in every such case the rent hereby reserved or a just and fair proportion thereof as the Landlord may determine according to the nature and extent of the damage sustained shall be suspended and ceased to be payable in respect of any period while the said premises continue to be unfit for occupation and use by reason of such damage.

9.3.2 In case the said premises be destroyed or damaged as stated in the previous sub-clause the Landlord, if he so thinks fit shall be at liberty by notice in writing to determine the tenancy hereby created and upon such notice being given the tenancy hereby created shall absolutely cease and determine but without prejudice to any accrued right of action of the Landlord in respect of any antecedent breach of this Agreement by the Tenant.

9.4 Notice of Re-letting
To permit the Landlord or his duly authorized agents during the 90 days immediately preceding the determination of this Agreement to affix and retain without interference upon the said premises a notice for re-letting the same and during the said 90 days to permit all persons with the written authority of the Landlord or his duly authorized agents at reasonable times upon prior appointment made to view the said premises.

9.5 Notices
9.5.1 Any notice served under or otherwise in connection with this Agreement shall be sufficiently served on the Tenant if forwarded or sent to the Tenant at the said premises by registered post and shall be sufficiently served on the Landlord if delivered to the Collector of Land Revenue personally or sent to the Collector of Land Revenue at the Land office by registered post. A notice sent by registered post shall be deemed to be given at the time when in due courses of post it would be delivered at the address to which it is sent.

9.6 Indemnification
9.6.1 The Tenant shall indemnify and keep the Government indemnified against all claims, costs, proceedings or actions whatsoever arising out of or in connection with any damage to property or injury to life arising from the tenancy hereby created. 9.7 Waiver 9.7.1 Failure by the Landlord to enforce at any time any of the provisions of this Agreement shall not be construed as a waiver of any continuing breach of any provision or any other provision of this Agreement or as a waiver of any right under this Agreement.
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9.8 Legal Costs & Expenses To Be Borne By Tenant
9.8.1 The legal expenses of the preparation, completion and stamping of the original Agreement shall be borne by the Tenant and paid forthwith.

9.9 Dispute
9.9.1 This Agreement shall be governed by and construed in accordance with the laws of the Republic of Singapore and the parties hereto agree to submit to the jurisdiction of the Courts of Singapore in respect of any dispute arising hereunder.

Clause 10 - Clause Headings

10.1 Clause headings are for reference and convenience of the parties only and do not define, limit or change the meaning, interpretation and scope of any of the clauses.

Clause 11 - Applicable Law

11.1 This Agreement shall be deemed to be made in Singapore and shall be subject to, governed by and interpreted in accordance with the Laws of the Republic of Singapore for every purpose.

Clause 12 - Mediation

12.1 Notwithstanding anything in this Agreement, in the event of any dispute, claims, question or disagreement arising out of or relating to this Agreement, or the breach thereof no Party shall proceed to litigation or any other form of dispute resolution UNLESS the Parties have made reasonable efforts to resolve the same through the same mediation in accordance with the mediation rules of the Singapore Mediation Centre.

12.2 A Party who received a notice for mediation from the other Party shall consent and participate in the mediation process in accordance with Sub-clause 12.1.
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12.3 Failure to comply with Sub-clause 12.1 and 12.2 shall be deemed to be a breach of agreement.

Clause 13 - Contracts (Rights of Third Parties) Act Not Applicable

13.1 This Agreement does not create any right under the Contracts (Rights of Third Parties) Act, which is enforceable by any person who is not a party to it


As witness the hands of the parties hereto the day and year first above written.

SIGNED by the Tenant:


Name    :       Eugene Lim      Company Stamp
NRIC    :       S0165829H

In the presence of:


Name    :       Chong Leong Tian
NRIC    :S1259200J

SIGNED by the Collector of Land Revenue:


Hoon Sung Long
Collector of Land Revenue
for and on behalf of the Government
of the Republic of Singapore

In the presence of Dy Collector Land Revenue:


Yap Kin Ong
Dy Collector of Land Revenue
Singapore